------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 29, 2005


                                  CWHEQ, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




            Delaware                   333-126790             87-0698310
  ----------------------------        ------------       -------------------
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)             File Number)       Identification No.)

        4500 Park Granada
      Calabasas, California                                     91302
  ----------------------------                               ------------
      (Address of Principal                                   (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-K.






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated December 27, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-K.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                                            Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
Range of Principal Balances ($)    Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
       0.01 - 10,000.00........  $   5,581,678        859         2.10%    $    6,498      6.575%      296.79         718     78.0%
  10,000.01 - 20,000.00........     32,383,281      2,049        12.16         15,804      6.916       297.90         708     82.9
  20,000.01 - 30,000.00........     50,394,446      1,974        18.92         25,529      7.396       298.74         707     87.1
  30,000.01 - 40,000.00........     47,815,972      1,356        17.96         35,263      7.351       298.83         714     87.3
  40,000.01 - 50,000.00........     50,156,980      1,117        18.84         44,903      7.527       299.28         711     88.5
  50,000.01 - 60,000.00........     17,542,671        315         6.59         55,691      6.903       299.99         711     84.6
  60,000.01 - 70,000.00........     12,623,962        194         4.74         65,072      6.804       299.15         700     84.7
  70,000.01 - 80,000.00........     10,568,167        140         3.97         75,487      6.651       301.12         699     80.7
  80,000.01 - 90,000.00........      8,660,463        101         3.25         85,747      6.928       296.47         709     81.6
 90,000.01 - 100,000.00........      9,759,304        100         3.66         97,593      6.886       298.73         701     77.3
100,000.01 - 125,000.00........      9,477,888         84         3.56        112,832      6.282       299.27         719     79.0
125,000.01 - 150,000.00........      8,868,701         63         3.33        140,773      6.708       299.61         718     78.5
150,000.01 - 175,000.00........      1,921,770         12         0.72        160,148      7.117       298.34         733     77.5
175,000.01 - 200,000.00........        534,951          3         0.20        178,317      6.999       299.00         715     66.0
                                 -------------  ---------   -----------
    Total......................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $31,826.


                                            Loan Programs for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
  Description of Loan Programs     Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
10 Year Draw, 20 Year Repay....  $   6,238,605        161         2.34%    $   38,749      7.923%      359.03         723     92.9%
5 Year Draw, 10 Year Repay.....        191,217          3         0.07         63,739      8.346       177.00         720     99.2
10 Year Draw, 15 Year Repay (1)    259,368,017      8,193        97.40         31,657      7.126       297.75         710     84.7
15 Year Draw, 0 Year Repay.....        442,904          8         0.17         55,363      8.562       165.38         714     92.0
15 Year Draw, 10 Year Repay....         49,491          2         0.02         24,745      7.647       293.10         727     91.4
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                              Loan Rates for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
     Range of Loan Rates (%)       Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
   3.501  -  4.000.............. $  65,061,700      2,098        24.43%    $   31,011      3.990%      299.12         707     78.9%
   4.501  -  5.000..............        90,650          3         0.03         30,217      5.000       295.61         713     89.0
   5.001  -  5.500..............     5,035,009        146         1.89         34,486      5.497       297.30         711     92.4
   5.501  -  6.000..............    13,455,248        382         5.05         35,223      5.762       298.35         708     91.9
   6.001  -  6.500..............     2,069,881         62         0.78         33,385      6.463       298.90         711     83.6
   6.501  -  7.000..............    42,440,086      1,418        15.94         29,930      6.911       297.82         726     84.1
   7.001  -  7.500..............    24,013,925        715         9.02         33,586      7.387       300.19         721     74.5
   7.501  -  8.000..............    20,089,959        516         7.54         38,934      7.869       302.83         716     84.5
   8.001  -  8.500..............    15,629,600        450         5.87         34,732      8.322       301.60         704     87.1
   8.501  -  9.000..............    19,551,586        627         7.34         31,183      8.836       297.59         705     86.6
   9.001  -  9.500..............    21,893,917        729         8.22         30,033      9.383       297.07         719     92.4
   9.501  - 10.000..............    12,323,703        424         4.63         29,065      9.850       298.63         681     90.3
  10.001  - 10.500..............    16,008,693        512         6.01         31,267     10.458       297.63         696     95.6
  10.501  - 11.000..............     2,267,829         80         0.85         28,348     10.777       296.32         699     94.6
  11.001  - 11.500..............     3,064,894         91         1.15         33,680     11.410       295.98         683     95.9
  11.501  - 12.000..............     2,517,134         82         0.95         30,697     11.765       297.63         653     95.8
  12.001  - 12.500..............       278,472         15         0.10         18,565     12.333       292.21         662     94.0
  12.501  - 13.000..............       449,020         14         0.17         32,073     12.750       298.69         648     96.5
Greater than 13.000............         48,929          3         0.02         16,310     13.487       297.90         685     91.4
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.689%.


                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
  Range of Months Remaining to       Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
       Scheduled Maturity          Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
109 - 120......................  $      84,384          1         0.03%    $   84,384      8.950%      116.00         647     90.0%
169 - 180......................        549,738         10         0.21         54,974      8.428       177.00         726     94.9
193 - 204......................         12,096          1         0.00         12,096      8.875       202.00         753     88.3
205 - 216......................          4,213          1         0.00          4,213      7.375       206.00         759     80.0
217 - 228......................         78,964          9         0.03          8,774      9.162       223.43         697     81.7
229 - 240......................      1,468,270         54         0.55         27,190      8.628       238.16         726     74.1
241 - 252......................         19,750          2         0.01          9,875      7.485       243.76         705     92.9
253 - 264......................        225,094         11         0.08         20,463      7.346       259.01         729     90.4
265 - 276......................      1,336,484         72         0.50         18,562      7.765       270.58         741     84.3
277 - 288......................      3,300,675        143         1.24         23,082      8.074       283.33         728     83.9
289 - 300......................    252,971,961      7,902        95.00         32,014      7.100       298.50         709     84.8
349 - 360......................      6,238,605        161         2.34         38,749      7.923       359.03         723     92.9
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

     The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
 Range of Combined Loan-to-          Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
        Value Ratio (%)            Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
10.01 -  20.00.................. $     115,000          2         0.04%    $   57,500      8.413%      298.87         641     16.2%
20.01 -  30.00..................       414,526         18         0.16         23,029      5.348       298.72         750     25.5
30.01 -  40.00..................     2,785,725         85         1.05         32,773      5.972       297.20         725     35.9
40.01 -  50.00..................     5,845,579        185         2.20         31,598      6.007       296.52         718     45.5
50.01 -  60.00..................    10,626,980        341         3.99         31,164      6.114       297.85         716     55.5
60.01 -  70.00..................    29,962,009        906        11.25         33,071      5.997       297.63         717     66.8
70.01 -  80.00..................    42,180,848      1,228        15.84         34,349      6.387       298.54         702     78.0
80.01 -  90.00..................    77,307,440      2,869        29.03         26,946      7.462       298.47         705     88.5
90.01 - 100.00..................    97,052,128      2,733        36.45         35,511      7.805       300.05         714     98.0
                                 -------------  ---------   -----------
    Total......................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 84.94%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
              State                Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Alabama........................  $   2,023,695         83         0.76%    $   24,382      6.983%      296.52         710     93.2%
Alaska.........................        860,486         24         0.32         35,854      6.666       302.37         710     91.1
Arizona........................     18,427,355        511         6.92         36,061      7.371       298.23         708     86.3
California.....................     41,981,881      1,172        15.77         35,821      6.929       298.13         711     74.6
Colorado.......................     12,109,552        377         4.55         32,121      7.347       298.30         712     91.0
Connecticut....................      2,657,096         81         1.00         32,804      7.416       297.55         700     82.4
Delaware.......................        786,055         24         0.30         32,752      6.427       303.27         699     86.5
District of Columbia...........        664,820         16         0.25         41,551      5.854       297.44         700     82.6
Florida........................     29,031,576        833        10.90         34,852      7.413       298.71         705     86.4
Georgia........................      5,979,372        217         2.25         27,555      7.457       299.55         711     92.0
Hawaii.........................      3,398,873         84         1.28         40,463      6.524       297.82         724     75.2
Idaho..........................      2,568,940         93         0.96         27,623      7.986       296.63         718     89.1
Illinois.......................     11,922,101        417         4.48         28,590      7.233       300.25         708     88.5
Indiana........................      2,625,013        115         0.99         22,826      7.306       297.75         705     90.8
Iowa...........................        426,094         23         0.16         18,526      6.654       295.83         740     93.1
Kansas.........................      1,878,611         73         0.71         25,734      7.573       297.17         711     95.3
Kentucky.......................      2,175,277         77         0.82         28,250      7.268       298.57         722     92.1
Louisiana......................         98,967          5         0.04         19,793      6.349       298.54         727     94.3
Maine..........................        989,455         37         0.37         26,742      6.599       303.76         717     82.2
Maryland.......................      6,641,099        202         2.49         32,877      6.516       297.03         697     83.3
Massachusetts..................      4,770,792        161         1.79         29,632      7.072       300.06         701     76.7
Michigan.......................      7,041,292        274         2.64         25,698      7.412       310.92         710     90.5
Minnesota......................      5,158,683        169         1.94         30,525      7.508       298.00         710     87.2
Mississippi....................        281,989         12         0.11         23,499      7.121       298.52         718     94.5
Missouri.......................      3,508,521        144         1.32         24,365      7.105       300.85         719     93.0
Montana........................      1,492,460         59         0.56         25,296      7.023       300.65         707     80.9
Nebraska.......................        243,875         10         0.09         24,387      6.004       312.37         704     95.2
Nevada.........................     12,109,100        334         4.55         36,255      7.520       296.43         722     84.3
New Hampshire..................      2,104,603         70         0.79         30,066      7.259       299.03         710     85.1
New Jersey.....................      7,497,144        235         2.82         31,903      7.118       299.14         703     81.5
New Mexico.....................      1,418,560         45         0.53         31,524      7.941       293.47         712     90.7
New York.......................      6,745,999        189         2.53         35,693      6.975       299.20         702     75.6
North Carolina.................      5,735,680        208         2.15         27,575      7.241       300.10         705     91.0
North Dakota...................         70,000          2         0.03         35,000      7.139       299.00         697     88.8
Ohio...........................      6,512,246        236         2.45         27,594      7.216       300.89         717     91.8
Oklahoma.......................      1,027,915         39         0.39         26,357      6.983       296.15         708     90.2
Oregon.........................      4,653,493        149         1.75         31,231      7.375       299.77         714     86.2
Pennsylvania...................      6,845,822        252         2.57         27,166      6.811       297.97         708     86.1
Rhode Island...................        802,492         26         0.30         30,865      6.507       302.76         712     80.8
South Carolina.................      3,079,192        105         1.16         29,326      6.905       298.61         717     91.1
South Dakota...................        176,137          7         0.07         25,162      7.232       296.65         711     89.1
Tennessee......................      4,081,472        143         1.53         28,542      6.849       298.47         716     94.1
Texas..........................      1,444,877         53         0.54         27,262      6.928       298.54         717     83.3
Utah...........................      7,798,128        241         2.93         32,357      7.156       296.20         714     90.3
Vermont........................        281,109         10         0.11         28,111      5.424       298.74         712     85.1
Virginia.......................      7,056,874        189         2.65         37,338      6.350       299.16         710     81.4
Washington.....................     11,695,119        340         4.39         34,397      7.277       299.27         711     88.5
West Virginia..................        533,998         19         0.20         28,105      7.242       298.71         717     91.1
Wisconsin......................      4,609,958        172         1.73         26,802      6.617       298.55         710     87.4
Wyoming........................        266,386         10         0.10         26,639      7.069       295.46         721     79.4
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========



                                      6

                                 Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
     Range of Credit Scores        Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
841 - 850......................  $      40,000          1         0.02%    $   40,000      9.750%      299.00         843     89.3%
821 - 840......................         15,400          2         0.01          7,700      7.081       290.51         835     55.8
801 - 820......................      3,467,987        133         1.30         26,075      6.877       297.14         808     80.2
781 - 800......................     13,905,441        453         5.22         30,696      6.915       298.12         789     81.9
761 - 780......................     25,407,841        828         9.54         30,686      6.873       300.07         769     83.6
741 - 760......................     29,805,208        951        11.19         31,341      6.966       298.92         750     85.0
721 - 740......................     37,461,445      1,110        14.07         33,749      7.026       298.02         730     85.6
701 - 720......................     41,711,253      1,256        15.66         33,210      7.080       299.14         710     86.4
681 - 700......................     38,048,549      1,164        14.29         32,688      7.309       299.31         690     86.6
661 - 680......................     36,085,806      1,146        13.55         31,488      7.332       299.18         671     85.7
641 - 660......................     22,606,935        767         8.49         29,474      7.530       298.42         651     84.0
621 - 640......................     16,448,731        515         6.18         31,939      7.264       298.38         631     82.0
601 - 620......................      1,235,736         39         0.46         31,686      7.522       297.80         617     74.3
561 - 580......................         26,845          1         0.01         26,845      6.750       299.00         574     90.0
560 or Less....................         23,060          1         0.01         23,060      9.750       300.00         558    100.0
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 710.

                                            Property Type for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
          Property Type            Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Single Family Residence........  $ 176,816,160      5,667        66.40%    $   31,201      7.001%      299.20         708     83.4%
Planned Unit Development (PUD).     52,567,408      1,538        19.74         34,179      7.296       298.03         712     87.5
Low-Rise Condominium...........     30,445,291        983        11.43         30,972      7.647       298.65         717     89.6
2-4 Units......................      4,315,557        113         1.62         38,191      7.604       298.24         706     82.9
High-Rise Condominium..........      2,145,818         66         0.81         32,512      7.618       298.40         716     87.6
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

                                            Gross Margins for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
   Range of Gross Margins (%)      Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Less than or equal to 0.000....  $  39,009,166      1,110        14.65%    $   35,143      5.653%      297.77         739     71.6%
0.001 - 0.250..................     12,043,209        342         4.52         35,214      6.083       299.17         709     68.1
0.251 - 0.500..................     29,372,620        901        11.03         32,600      6.079       300.09         717     77.5
0.501 - 0.750..................     10,013,940        235         3.76         42,613      6.787       303.40         719     80.5
0.751 - 1.000..................     19,178,817        515         7.20         37,240      7.315       300.54         719     88.7
1.001 - 1.250..................     15,509,423        494         5.82         31,396      6.421       300.62         680     78.5
1.251 - 1.500..................     12,195,421        356         4.58         34,257      7.303       299.98         716     91.7
1.501 - 1.750..................      8,700,946        236         3.27         36,868      8.112       301.12         680     81.2
1.751 - 2.000..................     23,646,286        909         8.88         26,014      7.286       296.88         727     89.9
2.001 - 2.250..................     12,533,957        468         4.71         26,782      7.152       297.90         699     89.1
2.251 - 2.500..................     27,336,423        880        10.27         31,064      7.772       297.93         726     94.9
2.501 - 2.750..................      7,399,907        243         2.78         30,452      9.051       298.71         693     91.0
2.751 - 3.000..................     11,594,964        417         4.35         27,806      7.580       298.56         665     90.3
3.001 - 3.250..................      2,979,787        111         1.12         26,845      8.262       299.01         687     91.8
3.251 - 3.500..................     20,359,184        660         7.65         30,847      8.829       297.87         691     96.7
3.501 - 3.750..................      2,324,909         80         0.87         29,061      8.502       296.73         701     96.0
3.751 - 4.000..................      1,216,891         45         0.46         27,042      9.469       298.08         687     93.9
4.001 - 4.250..................      1,571,955         48         0.59         32,749      8.690       298.26         690     96.7
4.251 - 4.500..................      2,350,984         73         0.88         32,205     11.009       295.34         675     95.9
4.501 - 4.750..................      4,563,098        161         1.71         28,342      8.215       298.33         647     96.2
4.751 - 5.000..................        723,921         20         0.27         36,196      9.602       297.19         669     96.1
5.001 - 5.250..................        252,122         11         0.09         22,920      8.982       298.39         655     96.5
5.251 - 5.500..................        552,165         24         0.21         23,007      7.385       295.44         655     96.1
5.501 - 5.750..................        510,020         17         0.19         30,001     11.913       298.70         650     95.1
5.751 - 6.000..................        217,159          5         0.08         43,432      4.946       298.59         630     96.8
6.001 - 6.250..................         81,941          2         0.03         40,971      7.667       298.54         640     93.8
6.251 - 6.500..................         13,745          1         0.01         13,745     13.500       299.00         653     95.0
6.501 - 6.750..................         37,275          3         0.01         12,425      8.270       298.56         702     92.6
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.626%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
         Range of Credit             Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
   Limit Utilization Rates (%)     Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
 0.01 - 10.00..................  $     524,327        153         0.20%    $    3,427      7.178%      293.01         729     71.1%
10.01 - 20.00..................      2,246,415        274         0.84          8,199      6.638       296.64         729     69.9
20.01 - 30.00..................      3,261,893        252         1.22         12,944      6.424       297.67         725     73.7
30.01 - 40.00..................      5,819,180        333         2.19         17,475      6.443       298.55         718     72.0
40.01 - 50.00..................      6,814,393        339         2.56         20,101      6.151       297.96         712     75.8
50.01 - 60.00..................      8,505,008        355         3.19         23,958      6.324       296.71         717     74.5
60.01 - 70.00..................     10,739,367        397         4.03         27,051      6.111       297.90         711     78.0
70.01 - 80.00..................     13,740,667        424         5.16         32,407      6.621       299.19         709     78.0
80.01 - 90.00..................     13,735,176        381         5.16         36,050      6.448       297.95         713     79.5
90.01 - 100.00.................    200,450,183      5,448        75.28         36,793      7.393       299.20         709     87.7
Greater than 100.00............        453,624         11         0.17         41,239      7.701       287.07         683     92.0
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 82.66%.


                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
     Maximum Loan Rates (%)        Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
11.949.........................  $      60,491          1         0.02%    $   60,491      8.750%      295.00         666     89.4%
16.000.........................     12,346,658        391         4.64         31,577      7.082       300.23         703     82.9
17.000.........................     30,415,962        885        11.42         34,368      7.387       298.71         705     86.3
18.000.........................    223,467,124      7,090        83.92         31,519      7.118       298.83         711     84.9
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.792%.

                                            Credit Limits for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
   Range of Credit Limits ($)      Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
       0.01 - 10,000.00........  $     830,705        108         0.31%    $    7,692      7.330%      299.48         694     83.9%
  10,000.01 - 20,000.00........     22,662,829      1,592         8.51         14,235      7.059       298.06         705     85.0
  20,000.01 - 30,000.00........     48,319,735      2,174        18.15         22,226      7.495       298.56         707     88.0
  30,000.01 - 40,000.00........     43,403,171      1,425        16.30         30,458      7.467       298.93         714     89.7
  40,000.01 - 50,000.00........     54,464,275      1,446        20.45         37,665      7.343       299.02         712     87.0
  50,000.01 - 60,000.00........     19,710,848        434         7.40         45,417      7.033       300.00         708     85.6
  60,000.01 - 70,000.00........     12,575,182        257         4.72         48,931      6.853       299.52         699     84.8
  70,000.01 - 80,000.00........     11,844,310        224         4.45         52,876      6.723       300.48         702     78.7
  80,000.01 - 90,000.00........      9,351,709        145         3.51         64,495      6.933       296.80         707     83.0
 90,000.01 - 100,000.00........     16,216,247        271         6.09         59,839      6.565       298.34         705     73.5
100,000.01 - 125,000.00........     10,051,731        120         3.77         83,764      6.318       297.54         718     79.6
125,000.01 - 150,000.00........     12,600,549        132         4.73         95,459      6.577       299.86         724     76.5
150,000.01 - 175,000.00........      3,391,289         32         1.27        105,978      6.946       300.19         732     79.1
175,000.01 - 200,000.00........        711,855          6         0.27        118,642      6.752       298.98         726     66.3
200,000.01 - 225,000.00........        155,800          1         0.06        155,800      3.990       299.00         702     44.9
                                 -------------  ---------   -----------
    Total......................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $40,310.


                                            Lien Priority for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
          Lien Priority            Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Second Liens...................  $ 266,290,234      8,367       100.00%    $   31,826      7.148%      298.88         710     84.9%
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========


                                          Delinquency Status for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
       Delinquency Status          Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Current........................  $ 266,290,234      8,367       100.00%    $   31,826      7.148%      298.88         710     84.9%
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========

                                           Origination Year for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
        Origination Year           Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
1997...........................  $      12,096          1         0.00%    $   12,096      8.875%      202.00         753     88.3%
1998...........................          4,213          1         0.00          4,213      7.375       206.00         759     80.0
1999...........................         78,964          9         0.03          8,774      9.162       223.43         697     81.7
2000...........................      1,552,654         55         0.58         28,230      8.646       231.52         722     75.0
2001...........................         19,750          2         0.01          9,875      7.485       243.76         705     92.9
2002...........................        225,094         11         0.08         20,463      7.346       259.01         729     90.4
2003...........................      1,406,484         73         0.53         19,267      7.820       270.90         741     84.5
2004...........................      3,217,936        141         1.21         22,822      8.059       283.45         727     83.9
2005...........................    259,773,043      8,074        97.55         32,174      7.123       299.70         709     85.0
                                 -------------  ---------   -----------
     Total.....................  $ 266,290,234      8,367       100.00%
                                 =============  =========   ===========



                                      11

                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
       Range of Principal            Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
          Balances ($)             Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
      0.01 -     10,000.00.....  $   1,937,484        309         0.33%    $    6,270      8.195%      296.17         722     79.2%
 10,000.01 -     20,000.00.....     16,914,453      1,078         2.85         15,691      8.710       297.19         719     86.2
 20,000.01 -     30,000.00.....      9,549,516        403         1.61         23,696      8.637       297.57         722     87.3
 30,000.01 -     40,000.00.....      2,669,710         76         0.45         35,128      8.564       298.48         724     83.0
 40,000.01 -     50,000.00.....     11,913,187        252         2.01         47,275      8.738       297.68         718     84.8
 50,000.01 -     60,000.00.....     25,114,783        452         4.24         55,564      8.581       297.88         722     87.6
 60,000.01 -     70,000.00.....     32,561,898        497         5.49         65,517      8.594       297.79         714     87.7
 70,000.01 -     80,000.00.....     31,446,112        418         5.31         75,230      8.696       297.52         719     87.9
 80,000.01 -     90,000.00.....     27,928,595        326         4.71         85,671      8.817       298.38         715     91.2
 90,000.01 -    100,000.00.....     42,226,067        437         7.12         96,627      8.632       298.32         716     87.7
100,000.01 -    125,000.00.....     78,349,954        699        13.22        112,089      8.877       298.04         713     90.2
125,000.01 -    150,000.00.....     62,236,874        449        10.50        138,612      9.013       298.68         705     89.4
150,000.01 -    175,000.00.....     33,490,444        206         5.65        162,575      9.224       298.99         708     89.4
175,000.01 -    200,000.00.....     53,220,917        278         8.98        191,442      8.869       298.59         707     83.7
200,000.01 -    225,000.00.....     13,085,940         61         2.21        214,524      8.657       298.75         704     87.5
225,000.01 -    250,000.00.....     16,974,836         70         2.86        242,498      8.398       298.87         717     82.4
250,000.01 -    275,000.00.....     11,080,300         42         1.87        263,817      8.955       298.29         695     85.6
275,000.01 -    300,000.00.....     12,888,359         44         2.17        292,917      8.611       298.63         686     81.7
300,000.01 -    325,000.00.....      4,394,364         14         0.74        313,883      8.843       298.86         680     83.1
325,000.01 -    350,000.00.....     11,636,339         34         1.96        342,245      9.228       298.97         700     86.5
350,000.01 -    375,000.00.....      5,075,252         14         0.86        362,518      9.193       298.86         691     88.6
375,000.01 -    400,000.00.....      9,827,911         25         1.66        393,116      9.115       299.03         689     86.3
400,000.01 -    425,000.00.....      5,381,573         13         0.91        413,967      8.132       298.85         694     86.6
425,000.01 -    450,000.00.....      6,572,989         15         1.11        438,199      8.619       298.93         684     83.8
450,000.01 -    475,000.00.....      2,321,047          5         0.39        464,209      9.681       298.81         662     89.2
475,000.01 -    500,000.00.....     11,468,486         23         1.93        498,630      8.195       299.13         692     81.8
500,000.01 -    525,000.00.....      3,628,499          7         0.61        518,357     10.764       298.86         653     87.1
525,000.01 -    550,000.00.....      3,769,798          7         0.64        538,543      7.539       299.28         677     83.9
550,000.01 -    575,000.00.....      2,248,900          4         0.38        562,225      8.871       298.25         723     83.7
575,000.01 -    600,000.00.....      3,559,015          6         0.60        593,169      7.052       298.83         712     81.4
600,000.01 -    625,000.00.....      1,210,029          2         0.20        605,015      6.768       299.00         693     72.2
625,000.01 -    650,000.00.....      2,553,700          4         0.43        638,425      7.804       299.00         721     86.1
650,000.01 -    675,000.00.....      1,333,200          2         0.22        666,600      8.505       300.00         703     90.0
675,000.01 -    700,000.00.....      1,357,000          2         0.23        678,500      9.122       298.00         688     77.6
700,000.01 -    725,000.00.....      1,415,849          2         0.24        707,925      7.807       300.00         687     85.0
725,000.01 -    750,000.00.....      4,486,475          6         0.76        747,746      8.060       299.50         715     80.3
750,000.01 -    775,000.00.....      2,284,769          3         0.39        761,590      8.505       298.67         679     79.9
775,000.01 -    800,000.00.....      1,583,639          2         0.27        791,819      8.999       299.50         730     85.0
825,000.01 -    850,000.00.....        840,000          1         0.14        840,000     10.500       299.00         641     80.0
850,000.01 -    875,000.00.....      1,715,900          2         0.29        857,950     10.549       299.50         686     74.6
925,000.01 -    950,000.00.....        948,580          1         0.16        948,580      8.375       299.00         661     80.0
950,000.01 -    975,000.00.....      1,935,000          2         0.33        967,500      8.252       298.99         743     72.4
975,000.01 - 1,000,000.00......      4,000,000          4         0.67      1,000,000      8.594       299.25         706     72.3
Greater than 1,000,000.00......     13,572,191         10         2.29      1,357,219      8.877       299.68         701     81.4
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $93,977.

                                            Loan Programs for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
  Description of Loan Programs     Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
10 Year Draw, 20 Year Repay....  $   2,495,882         29         0.42%     $  86,065      7.743%      358.96         728     92.8%
5 Year Draw, 10 Year Repay.....        546,128          6         0.09         91,021      7.358       177.58         734     89.9
10 Year Draw, 15 Year Repay (1)    588,574,686      6,258        99.30         94,052      8.788       298.45         708     86.8
15 Year Draw, 0 Year Repay.....        901,883         12         0.15         75,157      8.939       177.11         738     95.9
15 Year Draw, 10 Year Repay....        191,355          2         0.03         95,678     11.416       297.69         676     91.6
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307      100.00%
                                 =============  =========   ===========

---------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                              Loan Rates for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
    Range of Loans Rates (%)       Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
 3.501 -  4.000................  $  27,754,203        402         4.68%    $   69,040      3.990%      299.22         703     80.2%
 4.501 -  5.000................        158,277          2         0.03         79,138      5.000       295.42         749     89.7
 5.001 -  5.500................      4,464,588         64         0.75         69,759      5.494       297.42         715     89.4
 5.501 -  6.000................     10,494,535        114         1.77         92,057      5.769       297.34         700     92.2
 6.001 -  6.500................      4,048,723         26         0.68        155,720      6.410       298.76         728     86.6
 6.501 -  7.000................     67,075,796        709        11.32         94,606      6.928       299.09         717     84.9
 7.001 -  7.500................     28,173,016        298         4.75         94,540      7.391       297.62         723     78.6
 7.501 -  8.000................     52,577,970        442         8.87        118,955      7.879       298.82         714     82.3
 8.001 -  8.500................     50,226,389        481         8.47        104,421      8.351       298.21         715     86.4
 8.501 -  9.000................     76,511,003        694        12.91        110,246      8.870       298.13         703     85.9
 9.001 -  9.500................     69,986,465        872        11.81         80,260      9.331       297.76         722     88.0
 9.501 - 10.000................     71,942,729        817        12.14         88,057      9.806       298.47         707     88.2
10.001 - 10.500................     43,815,872        457         7.39         95,877     10.342       298.47         693     90.1
10.501 - 11.000................     26,885,728        344         4.54         78,156     10.806       298.62         697     90.3
11.001 - 11.500................     24,986,856        298         4.22         83,849     11.321       298.29         704     92.9
11.501 - 12.000................     16,796,018        167         2.83        100,575     11.807       298.72         692     92.8
12.001 - 12.500................      7,335,257         66         1.24        111,140     12.261       298.57         684     93.0
12.501 - 13.000................      5,372,268         32         0.91        167,883     12.791       298.91         675     94.3
Greater than 13.000............      4,104,242         22         0.69        186,556     13.662       299.21         665     95.0
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307      100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.783%.

                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
  Range of Months Remaining to       Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
       Scheduled Maturity          Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
169 - 180......................  $   1,448,011         18         0.24%    $   80,445      8.343%      177.29         736     93.6%
229 - 240......................        926,109         42         0.16         22,050      9.117       238.26         718     81.1
253 - 264......................         43,791          3         0.01         14,597      7.297       260.00         761     75.6
265 - 276......................        607,820         16         0.10         37,989      8.033       272.79         721     76.8
277 - 288......................      2,433,735         33         0.41         73,750      8.488       282.62         729     80.3
289 - 300......................    584,754,586      6,166        98.66         94,835      8.790       298.64         708     86.8
349 - 360......................      2,495,882         29         0.42         86,065      7.743       358.96         728     92.8
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307      100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

     The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
 Range of Combined Loan-to-          Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
       Value Ratio (%)             Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
10.01 -  20.00.................. $      14,500          2         0.00%    $    7,250      3.990%      299.00         777     17.6%
20.01 -  30.00..................       297,671          8         0.05         37,209      8.811       298.80         674     26.4
30.01 -  40.00..................     1,415,442         23         0.24         61,541      8.216       296.59         779     37.5
40.01 -  50.00..................     3,704,306         56         0.62         66,148      7.200       297.89         727     45.6
50.01 -  60.00..................    11,011,065        111         1.86         99,199      7.178       298.31         717     56.8
60.01 -  70.00..................    38,830,839        369         6.55        105,233      7.593       297.78         709     67.4
70.01 -  80.00..................    99,503,211        840        16.79        118,456      8.205       298.54         700     77.7
80.01 -  90.00..................   284,651,252      3,388        48.03         84,017      9.022       298.54         708     88.7
90.01 - 100.00..................   153,281,648      1,510        25.86        101,511      9.176       298.26         713     97.8
                                 -------------  ---------   -----------
    Total......................  $ 592,709,934      6,307      100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 86.79%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
              State                Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Alabama........................  $     379,340         17         0.06%    $   22,314      7.302%      291.47         706     90.8%
Alaska.........................        476,717          7         0.08         68,102      8.926       298.79         703     89.8
Arizona........................     19,417,196        317         3.28         61,253      8.697       298.20         720     87.5
California.....................    336,950,631      2,801        56.85        120,297      8.933       298.41         706     87.2
Colorado.......................     12,306,228        135         2.08         91,157      8.165       298.55         715     89.4
Connecticut....................      4,892,244         42         0.83        116,482      7.832       298.95         706     78.3
Delaware.......................        272,386          5         0.05         54,477      8.777       298.82         718     87.0
District of Columbia...........        782,474          9         0.13         86,942      9.721       296.61         708     94.1
Florida........................     46,574,139        643         7.86         72,433      9.168       298.44         707     86.1
Georgia........................      3,688,095         60         0.62         61,468      8.332       298.58         712     91.2
Hawaii.........................      6,991,522         67         1.18        104,351      8.426       298.96         718     83.4
Idaho..........................      3,305,982         62         0.56         53,322      8.949       298.57         709     82.6
Illinois.......................     13,354,031        157         2.25         85,058      8.668       299.39         697     88.8
Indiana........................      1,130,400         32         0.19         35,325      7.833       297.95         693     89.8
Iowa...........................        168,265          5         0.03         33,653      8.992       298.50         690     85.1
Kansas.........................        496,253         13         0.08         38,173      6.852       298.98         729     94.3
Kentucky.......................      1,052,989         23         0.18         45,782      7.685       298.23         701     89.8
Louisiana......................         20,451          1         0.00         20,451      3.990       299.00         704     90.0
Maine..........................        412,470         11         0.07         37,497      6.457       298.71         722     80.3
Maryland.......................     10,595,662        108         1.79         98,108      7.921       299.82         709     86.2
Massachusetts..................     11,503,605        123         1.94         93,525      8.470       299.41         698     84.2
Michigan.......................      2,564,283         81         0.43         31,658      8.296       302.21         699     90.6
Minnesota......................      2,089,412         42         0.35         49,748      8.254       298.53         705     88.2
Mississippi....................         12,500          1         0.00         12,500     10.000       298.00         647     90.0
Missouri.......................      2,381,578         38         0.40         62,673      7.894       299.13         713     86.0
Montana........................        609,863         13         0.10         46,913      6.883       298.29         724     85.5
Nebraska.......................        123,232          3         0.02         41,077      7.730       342.73         744     97.3
Nevada.........................     19,448,964        268         3.28         72,571      8.950       295.37         716     88.2
New Hampshire..................      1,208,687         20         0.20         60,434      8.361       298.68         748     85.1
New Jersey.....................     14,649,652        126         2.47        116,267      8.137       297.09         711     81.7
New Mexico.....................      1,441,354         29         0.24         49,702      7.649       296.98         726     85.9
New York.......................     19,458,229        164         3.28        118,648      8.523       298.56         718     82.2
North Carolina.................      3,252,240         66         0.55         49,276      8.262       297.76         720     91.5
North Dakota...................         13,224          1         0.00         13,224      8.875       300.00         717     90.0
Ohio...........................      2,650,601         65         0.45         40,778      8.510       297.53         714     90.7
Oklahoma.......................        339,663         16         0.06         21,229      6.248       295.45         714     91.0
Oregon.........................      4,940,305         72         0.83         68,615      8.848       298.45         717     85.4
Pennsylvania...................      2,481,466         68         0.42         36,492      8.652       299.08         708     85.7
Rhode Island...................        716,872          8         0.12         89,609      9.730       306.12         696     84.1
South Carolina.................      3,379,230         68         0.57         49,695      8.903       295.00         718     90.8
South Dakota...................         43,000          3         0.01         14,333      8.924       298.65         758     90.0
Tennessee......................      1,918,432         46         0.32         41,705      7.264       298.55         717     90.1
Texas..........................      1,095,979         39         0.18         28,102      8.643       297.91         749     88.8
Utah...........................      4,120,826         76         0.70         54,221      8.744       298.13         717     87.5
Vermont........................        427,634          9         0.07         47,515      8.148       298.70         722     75.9
Virginia.......................     13,212,037        145         2.23         91,117      8.489       300.53         717     87.5
Washington.....................     12,866,240        147         2.17         87,525      8.540       298.43         714     87.7
West Virginia..................        333,746          9         0.06         37,083      8.292       299.13         712     81.0
Wisconsin......................      2,015,193         41         0.34         49,151      8.678       298.37         698     83.9
Wyoming........................        144,411          5         0.02         28,882      6.997       298.07         759     92.1
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307      100.00%
                                 =============  =========   ===========

                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
     Range of Credit Scores        Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
821 - 840......................  $      70,619          2         0.01%    $   35,310      6.644%      298.25         821     89.7%
801 - 820......................      5,587,089         79         0.94         70,723      8.247       299.50         805     86.9
781 - 800......................     26,762,348        350         4.52         76,464      8.254       299.41         789     83.3
761 - 780......................     43,367,504        599         7.32         72,400      8.376       297.12         770     87.2
741 - 760......................     68,652,197        851        11.58         80,672      8.526       298.20         750     86.7
721 - 740......................     80,194,424        940        13.53         85,313      8.615       297.96         730     88.2
701 - 720......................    102,206,866      1,056        17.24         96,787      8.771       298.52         710     87.5
681 - 700......................    101,379,941        963        17.10        105,275      9.048       298.56         691     87.4
661 - 680......................     86,449,064        760        14.59        113,749      8.935       298.71         671     87.1
641 - 660......................     48,891,477        438         8.25        111,624      9.195       298.66         652     84.6
621 - 640......................     26,248,117        250         4.43        104,992      9.090       298.72         631     84.0
601 - 620......................      2,653,809         17         0.45        156,106      8.471       298.44         615     84.1
581 - 600......................        180,000          1         0.03        180,000      9.375       298.00         586     79.5
561 - 580......................         66,480          1         0.01         66,480      7.000       299.00         568     92.0
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,394      6.307       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 708.

                                            Property Type for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
          Property Type            Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Single Family Residence........  $ 336,995,781      3,544        56.86%    $   95,089      8.647%      298.56         706     86.3%
Planned Unit Development (PUD).    151,432,149      1,426        25.55        106,194      8.746       298.33         710     87.7
Low-Rise Condominium...........     54,978,800        872         9.28         63,049      9.047       297.40         718     88.4
2-4 Units......................     37,249,142        361         6.28        103,183      9.642       298.75         711     85.7
High-Rise Condominium..........     12,054,062        104         2.03        115,904      9.199       298.75         709     84.8
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========


                                            Gross Margins for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
Range of Gross Margins (%)         Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Less than or equal to 0.000....  $  55,468,341        519         9.36%    $  106,875      6.535%      299.05         722     80.3%
0.001 - 0.250..................     10,098,778        136         1.70         74,256      6.779       297.19         726     75.2
0.251 - 0.500..................     24,732,710        270         4.17         91,603      6.735       297.85         721     78.8
0.501 - 0.750..................     19,270,433        183         3.25        105,303      7.321       298.36         710     80.1
0.751 - 1.000..................     40,703,642        336         6.87        121,142      7.700       298.98         716     84.6
1.001 - 1.250..................     27,686,839        304         4.67         91,075      7.671       297.57         711     84.8
1.251 - 1.500..................     30,875,855        271         5.21        113,933      8.194       298.93         712     87.3
1.501 - 1.750..................     28,650,189        279         4.83        102,689      8.596       298.17         704     84.3
1.751 - 2.000..................     53,753,108        536         9.07        100,286      8.703       298.19         705     87.3
2.001 - 2.250..................     34,830,817        418         5.88         83,327      8.617       297.97         723     86.8
2.251 - 2.500..................     46,639,606        628         7.87         74,267      9.002       297.96         722     89.7
2.501 - 2.750..................     44,101,852        495         7.44         89,095      9.439       298.42         706     87.8
2.751 - 3.000..................     34,266,212        403         5.78         85,028      9.554       298.58         705     89.6
3.001 - 3.250..................     22,672,551        212         3.83        106,946      9.845       298.49         699     89.7
3.251 - 3.500..................     26,619,913        304         4.49         87,566      9.853       298.54         685     91.0
3.501 - 3.750..................     16,358,186        225         2.76         72,703     10.235       298.56         705     89.4
3.751 - 4.000..................     13,413,725        147         2.26         91,250     10.374       298.65         681     92.2
4.001 - 4.250..................     14,131,579        167         2.38         84,620     11.047       298.92         711     93.4
4.251 - 4.500..................     12,422,995        147         2.10         84,510     10.913       297.68         690     93.1
4.501 - 4.750..................     10,083,032        143         1.70         70,511     10.895       298.71         688     93.7
4.751 - 5.000..................      8,030,073         49         1.35        163,879     11.784       298.74         688     92.9
5.001 - 5.250..................      6,467,458         57         1.09        113,464     11.724       298.57         682     93.7
5.251 - 5.500..................      1,736,043         18         0.29         96,447     12.252       299.00         682     90.9
5.501 - 5.750..................      3,530,943         24         0.60        147,123     12.552       299.38         674     95.0
5.751 - 6.000..................      1,885,409         11         0.32        171,401     12.702       297.97         674     93.6
6.001 - 6.250..................        376,089          5         0.06         75,218     11.561       298.96         682     94.8
6.251 - 6.500..................      1,552,793          7         0.26        221,828     13.186       299.42         673     92.8
6.501 - 6.750..................      1,518,190          7         0.26        216,884     13.585       299.31         669     96.7
6.751 - 7.000..................        656,970          3         0.11        218,990     14.000       298.67         635     95.6
7.001 - 7.250..................         91,500          2         0.02         45,750     14.135       298.00         666     89.9
7.751 - 8.000..................         84,102          1         0.01         84,102     14.990       297.00         624     90.5
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 2.175%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
         Range of Credit             Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
   Limit Utilization Rates (%)     Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
 0.01 - 10.00..................  $     953,114        142         0.16%    $    6,712      7.683%      296.78         728     77.0%
10.01 - 20.00..................      2,643,875        129         0.45         20,495      7.021       294.19         734     76.5
20.01 - 30.00..................      3,994,284        115         0.67         34,733      7.315       298.26         720     70.9
30.01 - 40.00..................      4,614,759        110         0.78         41,952      7.506       297.97         716     78.0
40.01 - 50.00..................      6,806,285        141         1.15         48,272      7.313       298.37         719     78.9
50.01 - 60.00..................      9,630,523        129         1.62         74,655      7.750       299.55         714     77.2
60.01 - 70.00..................     10,679,046        135         1.80         79,104      7.587       299.76         709     79.9
70.01 - 80.00..................     14,312,835        140         2.41        102,235      7.783       297.83         709     80.5
80.01 - 90.00..................     14,579,610        142         2.46        102,673      7.622       298.72         709     78.6
90.01 - 100.00.................    524,195,704      5,121        88.44        102,362      8.938       298.41         708     87.9
Greater than 100.00............        299,900          3         0.05         99,967      8.954       281.37         680     89.4
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 89.69%.


                                          Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
      Maximum Loan Rates (%)       Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
16.000.........................  $  22,425,333        225         3.78%    $   99,668      8.491%      298.78         718     83.5%
17.000.........................     47,551,948        681         8.02         69,827      9.161       298.43         708     86.1
18.000.........................    522,673,648      5,400        88.18         96,791      8.761       298.39         708     87.0
21.000.........................         59,005          1         0.01         59,005     13.750       297.00         610     84.1
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.844%.

                                            Credit Limits for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
   Range of Credit Limits ($)      Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
      0.01 -  10,000.00........  $     517,627         62         0.09%    $    8,349      9.806%      298.85         717     88.6%
 10,000.01 -  20,000.00........     13,048,081        868         2.20         15,032      9.182       297.17         721     88.7
 20,000.01 -  30,000.00........      9,283,278        448         1.57         20,722      8.634       297.09         720     88.1
 30,000.01 -  40,000.00........      2,656,958        114         0.45         23,307      8.318       298.15         718     85.0
 40,000.01 -  50,000.00........     10,859,299        303         1.83         35,839      8.806       297.63         718     83.9
 50,000.01 -  60,000.00........     23,095,220        447         3.90         51,667      8.725       297.84         722     88.5
 60,000.01 -  70,000.00........     30,256,087        486         5.10         62,255      8.721       297.94         713     88.6
 70,000.01 -  80,000.00........     30,091,278        425         5.08         70,803      8.714       297.78         718     88.1
 80,000.01 -  90,000.00........     25,960,684        326         4.38         79,634      8.874       298.15         714     91.9
 90,000.01 - 100,000.00........     42,964,568        517         7.25         83,104      8.602       298.07         715     87.3
100,000.01 - 125,000.00........     72,338,803        676        12.20        107,010      9.010       297.98         713     91.7
125,000.01 - 150,000.00........     65,143,359        514        10.99        126,738      8.969       298.44         705     88.6
150,000.01 - 175,000.00........     30,235,678        202         5.10        149,682      9.271       298.64         707     90.7
175,000.01 - 200,000.00........     60,870,821        376        10.27        161,890      8.718       299.03         711     82.6
200,000.01 - 225,000.00........     14,084,859         75         2.38        187,798      8.603       299.17         704     87.4
225,000.01 - 250,000.00........     19,117,898        100         3.23        191,179      8.059       298.83         718     81.8
250,000.01 - 275,000.00........      9,065,795         39         1.53        232,456      9.048       298.81         698     87.5
275,000.01 - 300,000.00........     15,075,629         61         2.54        247,141      8.623       298.28         692     82.3
300,000.01 - 325,000.00........      3,326,950         11         0.56        302,450      8.729       299.00         681     81.7
325,000.01 - 350,000.00........     11,505,447         39         1.94        295,011      9.366       298.99         699     88.0
350,000.01 - 375,000.00........      5,396,050         17         0.91        317,415      9.151       298.67         699     88.4
375,000.01 - 400,000.00........      9,760,482         27         1.65        361,499      9.027       299.00         690     84.4
400,000.01 - 425,000.00........      4,796,879         13         0.81        368,991      9.001       299.12         685     90.6
425,000.01 - 450,000.00........      7,990,484         22         1.35        363,204      8.156       298.73         685     82.9
450,000.01 - 475,000.00........      3,454,004         10         0.58        345,400      9.188       298.72         670     85.9
475,000.01 - 500,000.00........     13,828,870         38         2.33        363,918      8.271       298.95         694     80.6
500,000.01 - 525,000.00........      4,137,231         11         0.70        376,112     10.381       296.66         666     86.6
525,000.01 - 550,000.00........      4,981,496         11         0.84        452,863      7.591       299.13         682     82.6
550,000.01 - 575,000.00........      2,838,791          6         0.48        473,132      8.498       298.58         722     85.0
575,000.01 - 600,000.00........      3,472,915          6         0.59        578,819      7.014       298.65         689     78.9
600,000.01 - 625,000.00........        735,747          3         0.12        245,249      9.081       299.00         686     88.5
625,000.01 - 650,000.00........      1,918,700          3         0.32        639,567      8.071       298.67         729     88.1
650,000.01 - 675,000.00........      1,715,437          3         0.29        571,812      8.448       299.78         696     89.5
675,000.01 - 700,000.00........      2,322,337          5         0.39        464,467      8.707       298.58         714     78.5
700,000.01 - 725,000.00........        712,910          1         0.12        712,910      7.000       300.00         713     90.0
725,000.01 - 750,000.00........      3,736,475          5         0.63        747,295      7.997       299.80         707     82.5
750,000.01 - 775,000.00........      2,919,769          4         0.49        729,942      8.178       298.96         683     79.9
775,000.01 - 800,000.00........      1,583,639          2         0.27        791,819      8.999       299.50         730     85.0
825,000.01 - 850,000.00........        840,000          1         0.14        840,000     10.500       299.00         641     80.0
850,000.01 - 875,000.00........      2,138,740          3         0.36        712,913      9.748       299.60         697     77.7
875,000.01 - 900,000.00........        275,000          1         0.05        275,000      9.125       298.00         644     80.0
925,000.01 - 950,000.00........      1,651,519          2         0.28        825,760      8.481       299.43         661     80.0
950,000.01 - 975,000.00........        960,000          1         0.16        960,000      8.000       300.00         727     75.4
975,000.01 - 1,000,000.00......      6,870,501         10         1.16        687,050      7.962       298.86         721     69.7
Greater than 1,000,000.00......     14,173,637         13         2.39      1,090,280      8.812       299.64         701     80.8
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $107,306.

                                            Lien Priority for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
          Lien Priority            Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Second Liens...................  $ 592,709,934      6,307       100.00%    $   93,977      8.783%      298.41         708     86.8%
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========


                                          Delinquency Status for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
       Delinquency Status          Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
Current........................  $ 592,709,934      6,307       100.00%    $   93,977      8.783%      298.41         708     86.8%
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========


                                           Origination Year for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate                Aggregate       Average     Average     Average     Average   Combined
                                    Principal   Number of    Principal       Current      Gross     Remaining    Credit    Loan-to-
                                     Balance     Mortgage     Balance       Principal    Mortgage      Term      Bureau      Value
        Origination Year           Outstanding    Loans     Outstanding      Balance       Rate      (months)  Risk Score    Ratio
-------------------------------  -------------  ---------   -----------    ----------   ---------   ---------  ----------  --------
2000...........................  $     926,109         42         0.16%    $   22,050      9.117%      238.26         718     81.1%
2002...........................         43,791          3         0.01         14,597      7.297       260.00         761     75.6
2003...........................        607,820         16         0.10         37,989      8.033       272.79         721     76.8
2004...........................      2,383,175         33         0.40         72,217      8.500       282.51         729     80.1
2005...........................    588,749,039      6,213        99.33         94,761      8.785       298.60         708     86.8
                                 -------------  ---------   -----------
     Total.....................  $ 592,709,934      6,307       100.00%
                                 =============  =========   ===========

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWHEQ, INC.


                                             By: /s/ Leon Daniels, Jr.
                                                 -----------------------------
                                                 Name:   Leon Daniels, Jr.
                                                 Title:  Vice President



Dated:  January 18, 2006